UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 30, 2024

Date of Report (Date of earliest event reported)

Solidion Technology Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41323	87-1993879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13355 Noel Rd, Suite 1100 Dallas, TX	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 918-5120

Nubia Brand International Corp.

13355 Noel Rd, Suite 1100

Dallas, TX 75240

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed by Solidion Technology Inc., f/k/a Nubia Brand International Corp. (the “Company”), with the Securities and Exchange Commission (the “SEC”), the Company’s warrants began trading on The Nasdaq Stock Market (“Nasdaq”) on March 11, 2022, under the symbol “NUBIW”. On January 30, 2024, pursuant to Nasdaq Listing Rule IM 5101-2, Nasdaq notified the Company that the Company’s warrants do not meet the minimum 400 round lot holder requirements for initial listing, as set forth in Nasdaq Listing Rule 5410(d). As a result, trading of the Company’s warrants on Nasdaq was suspended on January 31, 2024, and a Form 25-NSE will be filed by Nasdaq with the SEC, which will remove the warrants from listing and registration on Nasdaq. The Company does not intend to appeal Nasdaq’s determination regarding the warrants.

The terms of the warrants are not affected by the delisting, and the warrants may still be exercised in accordance with their terms to purchase shares of the Company’s common stock.

The continued listing of the Company’s common stock, which trades on Nasdaq under the ticker symbol “STI,” is also not affected by the delisting of the warrants.

Item 7.01. Regulation FD Disclosure.

On February 2, 2023, the Company issued a press release announcing that on February 2, 2024, it closed its previously announced business combination. The Company’s common stock began trading on The Nasdaq Global Market under the ticker symbols “STI” on February 5, 2023.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated February 2, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2024

SOLIDION TECHNOLOGY INC.

By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer

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